UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)  March 25, 2005

CNH CAPITAL RECEIVABLES LLC

CNH EQUIPMENT TRUST 2004-A

(Exact Name of Registrant as Specified in its Charter)

Delaware

Delaware

(State or Other Jurisdiction of Incorporation)

333-98887	39-1995297
333-98887-04	20-1620620
(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Road, Lake Forest, Illinois 60045

c/o The Bank of New York (Delaware), White Clay Center,
Route 273, Newark, Delaware 19711
(Address of Principal Executive Offices) (Zip Code)

(847) 735-9200
(302) 283-8079
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Material Definitive Agreement

The Registrant has amended the Sale and Serving Agreement that was previously filed as Exhibit 4.3 to the Report on Form 8-K dated September 22, 2004, and the related Indenture was amended to permit the amendment to the Sale and Servicing Agreement.  The instrument that made these amendments is attached as Exhibit 4.1.

Item 9.01.              Financial Statements and Exhibits

(c) Exhibits.           Ex. 4.1 – Omnibus Amendment dated as of March 25, 2005 among CNH Equipment Trust 2004-A, CNH Capital Receivables LLC (Formerly known as CNH Capital Receivables Inc.), CNH Capital America LLC (formerly known as Case Credit Corporation), and JPMorgan Chase Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC
(Registrant)

	By:	/s/ BRIAN O’KEANE
	Name:	Brian O’Keane
	Title:	Assistant Treasurer

Dated: March 29, 2005

CNH EQUIPMENT TRUST 2004-A
(Registrant)

	By:	CNH Capital America LLC
Administrator of the CNH Equipment Trust 2004-A
(Co-Registrant)

	By:	/s/ BRIAN O’KEANE
	Name:	Brian O’Keane
	Title:	Assistant Treasurer

Dated: March 29, 2005